Restatements	12 Months Ended
Dec. 31, 2020
Restatements
16. Restatements

16. Restatements

During 2020, we discovered that an accounting error had been made related to the Company not properly classifying certain cost of revenue expenses, which were incorrectly included in selling, general, and administrative expenses. It was determined that the error was not material to the 2019 consolidated financial statements. As such, we computed the appropriate amounts related to 2019 and recorded such in the accompanying consolidated financial statements. See below for a summary of the corrections made for this error:

Account	Previously Recorded Balance	Corrected Balance	Correction Made

Statement of Operations
Cost of revenues	$428,031	$516,057	$88,026
Selling, general and administrative expenses	$572,297	$484,271	$(88,026)
Net loss	$(479,073)	$(479,073)	$-
Loss per share	$(0.01)	$(0.01)	$-